SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 1997


                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)


       Maryland                  33-83506                   94-3211970
    (State or other             (Commission                (IRS Employer
    Jurisdiction of            File Number)                I.D. Number)
   incorporation)

       400 South El Camino Real, Suite 1100, San Mateo, California 94402
-------------------------------------------------------------------------------
                     Address of principal executive offices


Registrant's Telephone number, including area code:   (650) 343-9300

                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)


                   This form 8-K contains a total of 30 pages.

                              No Exhibits Required

Item 5.      Other Events

             On February 6, 1998, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough
Realty Trust Incorporated, and the properties owned or managed by it as of December 31, 1997, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.

Item 7.      Financial Statements and Exhibits

             Financial Statements:

                  None

             Exhibits:

                                                             Page Number in
Exhibit No.  Description                                       This Filing
---------    ---------------                                 ---------------
     99      Supplemental Information as of December 31, 1987        4







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          GLENBOROUGH REALTY TRUST INCORPORATED



Date:   February 6, 1998                  By: /s/ Stephen R. Saul
                                             -----------------------
                                             Stephen R. Saul
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                December 31, 1997





                                Table of Contents


                                                                           PAGE
Real Estate Portfolio.........................................................4
Additions and Deletions to Portfolios During Period...........................8
Debt Summary.................................................................10
Corporate Operating Summary..................................................12
Office Portfolio.............................................................14
Office/Flex Portfolio........................................................16
Industrial Portfolio.........................................................18
Retail Portfolio.............................................................20
Hotel Portfolio..............................................................22
Multi-family Portfolio.......................................................23
Lease Expiration Schedule....................................................24
Combined Operating Results...................................................26
Glossary of Terms............................................................27
Real Estate Portfolio Managed by Associated Companies........................29

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              REAL ESTATE PORTFOLIO
                                December 31, 1997

--------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                                SQ. FEET            % OCC.
--------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
   Tradewinds Financial Center                       Phoenix                    AZ             17,778               91%
   Vintage Pointe                                    Phoenix                    AZ             56,112               98%
   Warner Village Medical                            Fountain Valley            CA             32,272               84%
   Hillcrest Office Plaza                            Fullerton                  CA             34,623               87%
   Centerstone Plaza                                 Irvine                     CA            157,579               97%
   University Tech Center                            Pomona                     CA            100,516               95%
   Academy Professional Center                       Rolling Hills              CA             29,960               76%
   Dallidet Professional Center                      San Luis Obispo            CA             23,051               80%
   Buschwood III                                     Tampa                      FL             76,930               92%
   Employers Insurance of Wausau                     Temple Terrace             FL             79,393              100%
   Westford Corporate Center                         Westford                   MA            163,247              100%
   Montgomery Executive Ctr.                         Gaithersburg               MD            124,795               78%
   Bond Street Building                              Farmington Hills           MI             40,595              100%
   Riverview Office Tower                            Bloomington                MN            227,346               98%
   University Club Tower                             St. Louis                  MO            272,443               92%
   Woodlands Plaza                                   St. Louis                  MO             72,966               98%
   One Professional Square                           Omaha                      NE             34,906               85%
   Regency Westpointe                                Omaha                      NE             35,937               88%
   Morristown Medical Offices                        Bedminster                 NJ             14,255              100%
   Bridgewater Exec. Quarters                        Bridgewater                NJ             65,000              100%
   Frontier Exec. Quarters I                         Bridgewater                NJ            224,314              100%
   Frontier Executive Quarters II                    Bridgewater                NJ             41,880              100%
   Gatehall                                          Parsippany                 NJ            113,604               85%
   25 Independence Blvd.                             Warren                     NJ            106,879              100%
   Citibank Park                                     Las Vegas                  NV            147,983               90%
   Thousand Oaks                                     Memphis                    TN            418,458               92%
   Post Oak Place                                    Houston                    TX             57,411               88%
   4500 Plaza                                        Salt Lake City             UT             70,001              100%
   700 South Washington                              Alexandria                 VA             56,348              100%
   Globe Building                                    Mercer Island              WA             24,779               97%
                                                                                            ---------              ----
     Total Office Square Footage/Average % Occupied                                         2,921,361               93%

OFFICE/FLEX PORTFOLIO
   Hoover Industrial                                 Mesa                       AZ             57,441               93%
   Magnolia Industrial                               Phoenix                    AZ             35,385              100%
   Baseline Business Park                            Tempe                      AZ            100,204               89%
   Kraemer Industrial Park                           Anaheim                    CA             55,246               89%
   Dominguez Industrial                              Carson                     CA             85,120               98%
   Sandhill Industrial Park                          Carson                     CA             90,922              100%
   Chatsworth Ind. Park                              Chatsworth                 CA             29,764              100%
   Glassell Industrial Center                        Orange                     CA             46,912               77%
   Dunn Way Industrial                               Placentia                  CA             59,832               90%
   Monroe Industrial                                 Placentia                  CA             38,655               80%
   Rancho Bernardo                                   Rancho Bernardo            CA             52,865               88%
   Scripps Terrace                                   San Diego                  CA             56,796               90%
   Tierrasanta Research Park                         San Diego                  CA            104,234               78%
   San Dimas Industrial Ctr.                         San Dimas                  CA             35,996               77%

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              REAL ESTATE PORTFOLIO
                                December 31, 1997

--------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                                SQ. FEET            % OCC.
--------------------------------------------------------------------------------------------------------------------------
OFFICE/FLEX PORTFOLIO (continued)
   Upland Industrial                                 Upland                     CA             27,414               95%
   ADS Alliance Data Systems                         Denver                     CO             65,000              100%
   Valley Bus. Park                                  Denver                     CO            202,540               90%
   Atlantic Tech @ Regency                           Brandon                    FL             48,551              100%
   Newport Business Center                           Deerfield Beach            FL             61,786               92%
   Cypress Creek Business Ctr.                       Ft. Lauderdale             FL             66,371               89%
   Lake Point Business Pk.                           Orlando                    FL            135,032               94%
   Fingerhut Call Center Facility                    Tampa                      FL             48,840              100%
   PrimeCo Call Center Facility                      Tampa                      FL             48,090              100%
   The Business Park                                 Norcross                   GA            157,153               97%
   Oakbrook Corners                                  Norcross                   GA            124,776              100%
   Park 100, Bldg. 42                                Indianapolis               IN             37,200               79%
   Fisher-Pierce                                     Weymough                   MA             79,825              100%
   Columbia Warehouse                                Columbia                   MD             38,840               88%
   Germantown Business Ctr.                          Germantown                 MD             60,000              100%
   Bryant Lake Business Center                       Eden Prairie               MN            171,789               92%
   Riverview Industrial Park                         St. Paul                   MN            113,700              100%
   Winnetka Industrial Center                        Crystal                    MN            188,260              100%
   Woodlands Tech Center                             St. Louis                  MO             98,037              100%
   Fox Hollow Bus. Quarters                          Branchburg                 NJ             42,173               86%
   Fairfield Business Quarters                       Farifield                  NJ             42,792              100%
   Palms Business Centre III                         Las Vegas                  NV            136,160               93%
   Palms Business Centre IV                          Las Vegas                  NV             37,414              100%
   Palms Business Centre North                       Las Vegas                  NV             92,087               94%
   Palms Business Centre South                       Las Vegas                  NV            132,387               68%
   Post Palms                                        Las Vegas                  NV            139,949               85%
   Clark Avenue                                      King of Prussia            PA             40,000              100%
   Walnut Creek Bus Center                           Austin                     TX            100,000              100%
   Kent Business Park                                Kent                       WA            138,157               93%
                                                                                            ---------              ----
     Total Office/Flex Square Footage/Average % Occupied                                    3,523,695               91%

INDUSTRIAL PORTFOLIO
   Fifth Street Industrial                           Phoenix                    AZ            109,699              100%
   Fairmont Commerce Center                          Tempe                      AZ             83,200              100%
   Coronado Industrial                               Anaheim                    CA             95,732              100%
   E. Anaheim                                        Anaheim                    CA            106,232              100%
   Benicia Industrial Park                           Benicia                    CA            156,800              100%
   Belshaw Industrial                                Carson                     CA             23,826              100%
   SkyPark                                           San Bruno                  CA            216,780              100%
   Springdale Commerce Ctr.                          Santa Fe Springs           CA            144,000              100%
   Burnham Industrial Warehouse                      Boca Raton                 FL             71,168              100%
   Airport Perimeter Bus. Park                       College Park               GA            120,986               81%
   Atlantic Industrial                               Norcross                   GA            187,849               86%
   Bonnie Lane Business Center                       Elk Grove Village          IL            119,590              100%
   Navistar International Trans. Corp.               West Chicago               IL            474,426              100%
   Glenn Avenue Business Ctr.                        Wheeling                   IL             82,000              100%
   Wood Dale Business Center                         Wood Dale                  IL             89,718               70%
   Park 100 - Building 46                            Indianapolis               IN            102,400              100%
   J.I. Case Equipment Corp.                         Kansas City                KS            199,750              100%

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              REAL ESTATE PORTFOLIO
                                December 31, 1997

--------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                                SQ. FEET            % OCC.
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO (continued)
   Southworth-Milton                                 Milford                    MA            146,125              100%
   Navistar International Trans. Corp.               Baltimore                  MD            274,000              100%
   Eatontown Industrial                              Eatontown                  NJ             36,800              100%
   Jencraft Industrial                               Totowa                     NJ            120,943              100%
   J.I. Case Equipment Corp.                         Memphis                    TN            205,594              100%
   Pinewood Industrial                               Arlington                  TX             46,060              100%
   Mercantile I                                      Dallas                     TX            236,092               95%
   Quaker Industrial                                 Dallas                     TX             42,083              100%
   SeaTac II (2)                                     Seattle                    WA             41,657              100%
                                                                                            ---------              ----
     Total Industrial Square Footage/Average % Occupied                                     3,533,510               97%

RETAIL PORTFOLIO
   Park Center (2)                                   Santa Ana                  CA             73,500               97%
   Sonora Plaza                                      Sonora                     CA            162,126               99%
   Piedmont Plaza                                    Apopka                     FL            151,000               98%
   River Run Shopping Center                         Miramar                    FL             92,787               93%
   Westwood Plaza                                    Tampa                      FL             99,304               99%
   Shannon Crossing                                  Atlanta                    GA             64,039               96%
   Westbrook Commons                                 Westchester                IL            132,190               98%
   Goshen Plaza                                      Gaithersburg               MD             45,546               85%
   Auburn North                                      Auburn                     WA            158,596               96%
                                                                                              -------               ---
     Total Retail Square Footage/Average % Occupied                                           979,088               96%

HOTEL PORTFOLIO                                                                            # of Rooms          YTD OCC.
   Country Inn & Suites By Carlson                   Scottsdale                 AZ                163               58%
   Country Suites By Carlson                         Tucson                     AZ                157               77%
   Country Suites By Carlson                         Ontario                    CA                120               76%
   Country Suites By Carlson                         Arlington                  TX                132               74%
   Country Suites By Carlson (2)                     Irving                     TX                108               68%
   Country Inn By Carlson                            San Antonio                TX                 64               64%
                                                                                                 ----              ----
     Total Hotel Rooms/YTD Occupancy                                                              744               70%







(2) The Company holds a participating first mortgage interest in the property. In accordance with GAAP, GLB accounts for the property as though it holds fee title.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              REAL ESTATE PORTFOLIO
                                December 31, 1997

--------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                              # OF UNITS            % OCC.
--------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY PORTFOLIO
   Overlook Apartments                               Scottsdale                 AZ                224               96%
   Summer Breeze                                     No. Hollywood              CA                104               96%
   Arrowood Crossing I & II                          Charlotte                  NC                200               98%
   Sharonridge I & II                                Charlotte                  NC                 75               96%
   The Chase (Commonwealth)                          Charlotte                  NC                132               97%
   The Courtyard                                     Charlotte                  NC                 55               93%
   The Landing on Farmhurst                          Charlotte                  NC                125               97%
   Wendover Glen                                     Charlotte                  NC                 96               96%
   The Chase (Monroe)                                Monroe                     NC                120               97%
   Willow Glen                                       Monroe                     NC                120               99%
   Sabal Point I, II & III                           Pineville                  NC                374               90%
   The Oaks                                          Raleigh                    NC                 88               92%
   Sahara Gardens                                    Las Vegas                  NV                312               91%
   Villas de Mission                                 Las Vegas                  NV                226               97%
                                                                                                -----               ---
     Total Multi-Family Units/ Average % Occupied                                               2,251               95%








                      GLENBOROUGH REALTY TRUST INCORPORATED
               ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                December 31, 1997

------------------------------------------------------------------------------------------------------------------------------
PROPERTY                                             LOCATION                                         SQ. FEET           DATE
------------------------------------------------------------------------------------------------------------------------------
ADDITIONS:

OFFICE PORTFOLIO
     Employers Insurance of Wausau                    Temple Terrace         FL                           79,393      12/22/97
     Thousand Oaks                                    Memphis                TN                          418,458      12/18/97
                                                                                                         -------
                                                                                                         497,851


OFFICE/FLEX PORTFOLIO
     ADS Alliance Data Systems                        Denver                 CO                           65,000      12/22/97
     Atlantic Tech @ Regency                          Brandon                FL                           48,551      12/22/97
     Fingerhut Call Center Facility                   Tampa                  FL                           48,840      12/22/97
     PrimeCo Call Center Facility                     Tampa                  FL                           48,090      12/22/97
     Columbia Warehouse                               Columbia               MD                           38,840      10/24/97
     Bryant Lake Business Center                      Eden Prairie           MN                          171,789      11/04/97
     Palms Business Centre III                        Las Vegas              NV                          136,160      10/24/97
     Palms Business Centre IV                         Las Vegas              NV                           37,414      10/24/97
     Palms Business Centre North                      Las Vegas              NV                           92,087      10/24/97
     Palms Business Centre South                      Las Vegas              NV                          132,387      10/24/97
     Post Palms                                       Las Vegas              NV                          139,949      10/24/97
                                                                                                         -------
                                                                                                         959,107


INDUSTRIAL PORTFOLIO
     Fairmont Commerce Center                         Tempe                  AZ                           83,200      10/24/97
     East Anaheim                                     Anaheim                CA                          106,232      10/24/97
                                                                                                         -------
                                                                                                         406,212


MULTI-FAMILY PORTFOLIO                                                                  # OF UNITS
     Arrowood Crossing I & II                         Charlotte              NC                200       187,692      12/31/97
     Sharonridge I & II                               Charlotte              NC                 75        59,850      12/31/97
     The Chase (Commonwealth)                         Charlotte              NC                132       105,360      12/31/97
     The Courtyard                                    Charlotte              NC                 55        60,500      12/31/97
     The Landing on Farmhurst                         Charlotte              NC                125        98,000      12/31/97
     Wendover Glen                                    Charlotte              NC                 96        75,072      12/31/97
     The Chase (Monroe)                               Monroe                 NC                120       100,512      12/31/97
     Willow Glen                                      Monroe                 NC                120       104,040      12/31/97
     Sabal Point I, II & III                          Pineville              NC                374       381,463      12/31/97
     The Oaks                                         Raleigh                NC                 88        68,256      12/31/97
                                                                                             -----     ---------
                                                                                             1,385     1,240,745


DELETIONS:
    None

                      GLENBOROUGH REALTY TRUST INCORPORATED
               ADDITIONA AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                December 31, 1997

-------------------------------------------------------------------------------------------------------------------------------
PROPERTY                                             LOCATION                                  SQ. FEET            DATE
-------------------------------------------------------------------------------------------------------------------------------
Additions After December 31, 1997
     Park Place                                       Clearwater                   FL              164,538          1/08/98
     Ashford Perimeter                                Atlanta                      GA              294,183          1/08/98
     Powers Ferry Landing East                        Atlanta                      GA              393,596          1/08/98
     Oak Brook International                          Oak Brook                    IL               98,443          1/08/98
     Oakbrook Terrace Corp. Center III                Oak Brook                    IL              253,069          1/08/98
     Columbia Center II                               Rosemont                     IL              150,283          1/08/98
     Embassy Plaza                                    Schaumburg                   IL              141,373          1/08/98
     Windsor Corporate Center                         Marlborough                  MA              570,304          1/08/98
     Rockwall I & II                                  Rockville                    MD              340,419          1/08/98
     Edinburgh Center                                 Cary                         NC              115,030          1/08/98
     Lehigh Valley Executive Campus                   Allentown                    PA              161,421          1/08/98
     Valley Forge Corporate Center                    Norristown                   PA              300,894          1/08/98
     Cameron Run                                      Alexandria                   VA              143,707          1/08/98
     Corporate Ridge                                  McLean                       VA              255,980          1/08/98
                                                                                                 ---------
                                                                                                 3,383,240



                                               QUARTERLY RECAP OF ACQUISITIONS


     PORTFOLIO/PROPERTY                           ACQUISITION COST        NUMBER OF          SQ.FEET       # OF           DATE
                                                                         PROPERTIES                          UNITS

     AEW/Copley                                $      63,700,000               8               766,269                  10/24/97
     Bryant Lake Business Center               $       9,400,000               1               171,789                  11/04/97
     GRC Airport Associates/Skypark            $      21,700,000               1               216,780                  12/12/97
     Thousand Oaks                             $      51,300,000               1               418,457                  12/18/97
     Opus                                      $      27,900,000               5               289,874                  12/22/97
     Marion Bass                               $      58,300,000              10             1,240,745        1,385     12/31/97
                                                      ----------              --             ---------
                                               $     232,300,000              26             3,103,914



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                  DEBT SUMMARY
                                December 31, 1997

                                                                                                                  Maturity
                                                                                                                    From
                                                     Debt          Interest         Interest         Maturity     12/31/97
Loan Type                                           Balance          Rate             Type             Date        (Years)
-------------------------------                     ------------   --------     ----------------     --------    ---------
Securitized Mortgage Loan                           $ 19,443,882      7.57%         Fixed                1/1/06       8.01
     Secured by Nine Properties

Bank Line of Credit
     Unsecured                                        80,159,870      7.07%       LIBOR + 1.10%         12/22/00      2.98
Mortgage Loan
     Secured by Ten Properties                        59,723,846      7.50%    Fixed till 10/01/07       10/1/22     24.77

Individually Secured Mortgages
     Multi-Family Property                            2,578,300       7.75%           Fixed             1/1/06        8.01
     Multi-Family Property                            7,220,407       7.50%           Fixed             3/1/21       23.18
     Multi-Family Property                            6,503,801       7.25%           Fixed            11/1/27       29.85
     Multi-Family Property                              734,990       7.85%           Fixed            12/1/30       32.94
     Multi-Family Property                            1,020,804       7.85%           Fixed            12/1/30       32.94
     Multi-Family Property                            3,189,896       7.60%           Fixed            12/1/30       32.94
     Multi-Family Property                            1,594,948       7.60%           Fixed            12/1/30       32.94
     Multi-Family Property                            3,131,135       7.60%           Fixed            12/1/30       32.94
     Multi-Family Property                            2,340,969       7.60%           Fixed            12/1/30       32.94
     Multi-Family Property                            2,497,304       7.60%           Fixed            12/1/30       32.94
     Multi-Family Property                            2,411,448       7.50%           Fixed             5/1/21       23.35

     Office Property                                    875,046       8.00%           Fixed             9/1/05        7.67
     Office Property                                  2,087,185       8.18%        Lenders Best        10/1/00        2.75
                                                                                    5-yr. Mort.
     Office Property                                  4,487,077       8.87%           Fixed             9/1/05        7.67

     Hotel Property                                   4,456,435       8.00%       2% above 5-yr.        1/1/06        8.01
                                                                               Treasury cap at 11%

     Retail Property                                  4,964,950       8.48%           Fixed           11/30/05        7.92

     Industrial Property                              7,428,214       8.77%           Fixed             1/7/07        9.01
     Industrial Property                              1,407,264       9.25%           Fixed            12/1/00        2.92
     Industrial Property                                530,320       7.46%   11th District +2.5%       5/1/17       19.35


     Office/Flex Property                               591,115       7.63%          Fixed             6/30/98        0.50
     Office/Flex Property                             1,273,000       7.63%          Fixed             6/30/98        0.50
     Office/Flex Property                             1,425,190       7.63%          Fixed             6/30/98        0.50
     Office/Flex Property                               833,152       8.38%          Fixed             10/1/10       12.76
     Office/Flex Property                               732,486       7.46%   11th District +2.5%       5/1/17       19.35
                                                                                 cap at 14.75%
     Office/Flex Property                             1,752,426       8.13%          Fixed              4/1/12       14.26
                                                      2,903,353       8.13%          Fixed              6/1/07        9.42
                                                   ------------       -----                                          -----
Total Debt/Weighted Interest Rate                  $228,298,813       7.49%                                          13.46


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                  DEBT SUMMARY
                                December 31, 1997

                                                                            Relative Percentage               Weighted
Debt Type                                         Total Amount                  Of All Debt                 Average Rate
-------------------------------              -------------------           --------------------          ---------------
All Debt                                           228,298,813                     100%                        7.49%
All Floating Rate Debt                               87,966,296                     39%                        7.15%
Floating Rate Debt Capped                             5,719,241                      3%                        7.88%
Floating Rate Debt Not Capped                        82,247,055                     36%                        7.10%
All Fixed Rate Debt                                 140,332,517                     61%                        7.71%


                      GLENBOROUGH REALTY TRUST INCORPORATED
                           CORPORATE OPERATING SUMMARY
                                December 31, 1997

-----------------------------------------------------------------------------------------------------------------
                For the Period:                                                1996
                                                ------------ ----------- ------------- ------------ ------------
                                                    1st         2nd          3rd          4th        Year to
                                                   Quarter    Quarter      Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------------------------------------------------------------------------------
 Net Income before Minority Interest          $ 1,353,000  $1,715,000   $ 1,259,000   $ 1,779,000   $ 6,106,000

 Plus:
    Depreciation and amortization                 897,000     862,000       934,000    1,882,000     4,575,000
    Adjustment to reflect FFO of
       Associated Companies                       284,000     311,000       251,000      285,000     1,131,000
    Prepayment penalty on mortgage loan
       payoff                                          --          --            --           --            --
 Less:
    Net gain on sales of rental properties             --   (321,000)           --            --     (321,000)
    Gain on collection of note receivable              --          --            --           --           --
                                              -----------   ---------   -----------  -----------    ----------
 Funds from operations (FFO)                    2,534,000   2,567,000     2,444,000    3,946,000    11,491,000
 Plus:
    Amortization of deferred financing fees        36,000      36,000        69,000       52,000       193,000
 Less:
    Capital reserve in excess of expenditures     185,000      71,000      (229,000)    (81,000)      (54,000)
    Capital expenditures (incl. TI & Comm)         54,000     168,000       477,000      542,000     1,241,000
                                              -----------  ----------   -----------   -----------   -----------
Cash available for distribution (CAD)         $ 2,331,000  $2,364,000   $ 2,265,000   $ 3,537,000   $10,497,000

Cumulative capital reserves in excess of
    expenditures                                  185,000     256,000        27,000     (54,000)      (54,000)

---------------------------------------------------------------------------------------------------------------
OTHER INFORMATION
---------------------------------------------------------------------------------------------------------------

 EBIDA (including G&A expenses)
    Combined Total                              2,972,000   2,955,000    3,318,000     5,028,000    14,273,000

    Growth from same period prior year               0.5%        1.9%         16.6%        89.0%         25.6%

 Net Operating Income - Property Level
    Same Property                               2,388,149   2,206,729     2,513,522    2,715,523    9,823,923

    Growth from same period prior year               8.5%        8.5%          0.2%        13.7%         7.6%
 Tenant Retention % (commercial portfolio)          89.6%       69.6%        86.1%        82.2%         86.2%
 Net Income excluding consolidation
    costs and extraordinary items               1,253,000    1,572,000    1,189,000    1,800,000     5,814,000

 Net Income (loss) including consolidation
    costs and extraordinary items              $(5,984,000) $1,572,000  $ 1,003,000  $ 1,800,000  $(1,609,000)

                                  - continued -

                      GLENBOROUGH REALTY TRUST INCORPORATED
                           CORPORATE OPERATING SUMMARY
                                December 31, 1997

---------------------------------------------------------------------------------------------------------------
                For the Period:                                              1997
                                              ------------- ------------ ------------ ------------ ------------
                                                   1st          2nd          3rd         4th        Year to
                                                 Quarter      Quarter      Quarter     Quarter        Date
--------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------------------------------------
 Net Income before Minority Interest           $2,594,000   $4,639,000  $4,958,000   $9,139,000  $21,330,000
 Plus:
    Depreciation and amortization              1,537,000    2,507,000    4,823,000    6,006,000   14,873,000
    Adjustment to reflect FFO of
       Associated Companies                      623,000      248,000    (776,000)    1,205,000    1,300,000
    Prepayment penalty on mortgage loan
       payoff                                         --           --       75,000           --       75,000
 Less:
    Net gain on sales of rental properties            --    (570,000)       15,000    (284,000)    (839,000)
    Gain on collection of note receivable      (154,000)    (498,000)           --           --    (652,000)
                                               ---------    ---------    ---------   ----------   ----------
 Funds from operations (FFO)                   4,600,000    6,326,000    9,095,000   16,066,000   36,087,000
 Plus:
    Amortization of deferred financing fees       64,000       64,000       46,000       47,000      221,000
 Less:
    Capital reserve in excess of expenditures    110,000      220,000      204,000      748,000    1,282,000
    Capital expenditures (incl. TI & Comm)       421,000      541,000      853,000      876,000    2,691,000
                                              ----------  -----------   ----------  -----------  -----------
Cash available for distribution (CAD)         $4,133,000 $ 5,629,000   $8,084,000  $14,489,000  $32,335,000

Cumulative capital reserves in excess of
    expenditures                                  56,000     276,000      480,000    1,228,000    1,228,000

---------------------------------------------------------------------------------------------------------------
OTHER INFORMATION
---------------------------------------------------------------------------------------------------------------

 EBIDA (including G&A expenses)
    Combined Total                             5,550,000    8,304,000   12,413,000   19,064,000    45,331,000

    Growth from same period prior year             86.7%       181.0%       274.1%       279.2%        217.6%

 Net Operating Income - Property Level
    Same Property                              2,555,498    2,325,202    2,591,599  2,960,680(1)   10,432,979

    Growth from same period prior year              7.0%         5.4%         3.1%         9.0%          6.2%
 Tenant Retention % (commercial portfolio)         80.2%        38.8%        55.6%        58.7%         56.6%
 Net Income excluding consolidation
    costs and extraordinary items              2,363,000    4,241,000    4,898,000  8,709,000      20,211,000

 Net Income (loss) including consolidation
    costs and extraordinary items            $ 2,363,000   $4,241,000  $ 4,898,000  7,866,000      19,368,000


(1)  Reflects the performance of 21 of the 128 properties in the current portfolio.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                           CORPORATE OPERATING SUMMARY
                                December 31, 1997

------------------------------------------------------------------------------------------------------------------
                 For the Period:                                                1996
                                                ------------ ------------ ------------- ------------ ------------
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
------------------------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------
Basic weighted average shares outstanding        5,753,709    5,761,209     5,778,545    9,513,517      6,632,707
Fully converted weighted average shares
  outstanding (1)                                6,296,042    6,303,542     6,342,206   10,148,526     7,203,071
FFO per share                                         0.40         0.41          0.39         0.39          1.59
CAD per share                                         0.37         0.38          0.36         0.35          1.46
  Net Income per share excluding
   consolidation costs and extraordinary              0.22         0.27          0.21         0.19          0.88
items(2)
  Net Income (loss) per share including
   consolidation costs and extraordinary            (1.04)         0.27          0.17         0.19        (0.24)
items(2)

FFO Multiplier (Price/FFO)                            8.75         8.61          8.89        11.30         11.08
Debt Coverage Ratio                                   3.85         3.75          2.62         3.34          3.29
Interest Coverage Ratio                               4.33         4.46          3.14         3.82          3.84

Total Dividends                                  1,888,813    1,906,313     3,084,249    3,297,815    10,177,190
Dividend per share                                    0.30         0.30          0.30         0.32          1.22
Dividend payout ratio (FFO)                          75.0%        73.2%         76.9%        82.1%         76.7%
Dividend payout ratio (CAD)                          81.1%        78.9%         84.0%        91.8%         83.8%

Total notes and mortgages payable               33,616,327   32,730,344    58,544,496   75,890,860    75,890,860
Total market capitalization (1)                 121,760,915  121,873,812  147,073,129   257,528,346  257,528,346
Increase from same period prior year                   N/A          N/A           N/A          N/A           N/A

Debt/Total Market Capitalization Ratio               27.6%        26.9%         39.8%        29.5%         29.5%

Basic shares outstanding (at end of
    period)                                      5,753,709    5,768,709    5,788,709    9,661,553     9,661,553
  Fully converted shares outstanding
    (at end of period) (1)                       6,296,042    6,311,042    6,380,442   10,305,673    10,305,673
Price per share on last trading day of the          14.000       14.125       13.875       17.625        17.625
period

                                 - continued -

                      GLENBOROUGH REALTY TRUST INCORPORATED
                           CORPORATE OPERATING SUMMARY
                                December 31, 1997

------------------------------------------------------------------------------------------------------------------
                 For the Period:                                               1997
                                                ---------- ------------- ------------ ------------ -------------
                                                   1st         2nd           3rd         4th         Year to
                                                 Quarter     Quarter       Quarter     Quarter        Date
----------------------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
Basic weighted average shares outstanding         10,256,129 13,432,442   19,737,153    29,033,945     17,982,817
Fully converted weighted average shares
  outstanding (1)                                 10,935,951 14,466,852   21,194,507    31,512,511     19,688,489
FFO per share                                           0.42       0.44         0.43          0.51           1.83
CAD per share                                           0.38       0.39         0.38          0.46           1.64
  Net Income per share excluding
   consolidation costs and extraordinary                0.23        0.32        0.25          0.30           1.12
items(2)
  Net Income (loss) per share including
   consolidation costs and extraordinary                0.23        0.32        0.25          0.27           1.08
items(2)

FFO Multiplier (Price/FFO)                             11.90       14.35       16.10         14.52          16.19
Debt Coverage Ratio                                     3.27        3.43        4.40          5.03           4.22
Interest Coverage Ratio                                 3.68        3.84        4.83          5.95           4.80

Total Dividends                                    4,541,123   6,862,723  10,690,156    14,243,319     36,337,321
Dividend per share                                      0.32        0.32        0.32          0.42           1.38
Dividend payout ratio (FFO)                            76.2%       72.7%       74.4%         82.4%          75.4%
Dividend payout ratio (CAD)                            84.2%       82.1%       84.2%         91.3%          84.1%

Total notes and mortgages payable                 59,007,256 152,681,076  257,444,753   228,298,813   228,298,813
Total market capitalization (1)                  335,120,716 511,004,053  869,525,089 1,232,961,514 1,232,961,514
Increase from same period prior year                    175%       319%         491%          379%           379%

Debt/Total Market Capitalization Ratio                 17.6%      29.9%        29.6%         18.5%          18.5%

Basic shares outstanding (at end of
    period)                                      13,161,553 13,194,692    20,174,692     31,547,256   31,547,256
  Fully converted shares outstanding
    (at end of period) (1)                       13,805,673 14,191,009    22,106,739     33,912,665   33,912,665
Price per share on last trading day of the           20.000     25.250        27.688         29.625       29.625
period

(1)  Includes minority interest in UPREIT Partnership.
(2)  Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding;  therefore, the sum of the quarterly net income per share data may not equal the net income per share for the year.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                December 31, 1997

----------------------------------------------------------------------------------------------------------------
                For the Period:                                             1996
                                              -----------------------------------------------------------------
                                                  1st         2nd          3rd           4th        Year to
                                                Quarter     Quarter      Quarter       Quarter       Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------
  Same Property
   Revenue                                    $   357,683   $  360,891 $ 1,503,483  $  1,497,688 $  3,719,745
   Operating expenses                             163,457      138,638     756,534       638,773    1,697,402
   NOI                                            194,226      222,253     746,949       858,915    2,022,343
   Growth from same period prior year               26.6%        41.7%        1.5%         28.1%        23.2%

  Combined Total
    Revenue                                   $   357,683   $  360,891 $1,196,821   $  1,989,660 $  3,905,055
    Operating expenses                            163,457      138,638    575,865        818,709    1,696,669
    NOI                                           194,226      222,253    620,956      1,170,951    2,208,386
   Growth from same period prior year               26.6%        41.7%     217.2%(2)     569.6%(2)     224.4%

Capital expenditures (excludes TI & CLC)               --        2,904      41,595        31,820       76,319
Weighted average leaseable square feet            106,076      106,076     338,346       494,798      261,324
Capital expenditures per leaseable sq. ft.             --         0.03        0.12          0.06         0.29

----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
----------------------------------------------------------------------------------------------------------------
  Same Property
   Physical occupancy                               98.0%       100.0%       92.1%         87.2%        87.2%
   Economic occupancy                               96.8%        97.3%       89.1%         95.5%        95.5%

   Average effective rent per occupied sq.          13.07        12.95       13.18         12.63        12.63
foot
   Increase from same period prior year             13.0%        12.2%        5.7%          7.0%         7.0%

   Revenue per occupied square foot                 13.76        13.61       15.58         14.96        14.96
   Increase from same period prior year             17.6%        14.3%        6.5%          5.1%         5.1%

Combined Property
   Physical occupancy                               98.0%       100.0%       91.4%         92.6%        92.6%
   Economic occupancy                               96.8%        97.3%       88.7%         88.1%        88.1%

   Average effective rent per occupied sq.          13.07        12.95       13.19         13.61        13.61
foot
   Increase from same period prior year             13.0%        12.2%        5.8%          7.5%         7.5%

   Revenue per occupied square foot                 13.76        13.61       15.17         15.38        15.38
   Increase from same period prior year             17.6%        14.3%       16.2%         13.3%        13.3%

                                 - continued -

                     GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                December 31, 1997

----------------------------------------------------------------------------------------------------------------
                For the Period:                                               1997
                                                -----------------------------------------------------------------
                                                     1st          2nd           3rd          4th       Year to
                                                   Quarter      Quarter       Quarter       Quarter      Date
-----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------------------------------------------------------------------------------
 Same Property
   Revenue                                      $  369,532   $ 368,653    $ 1,592,836   $1,614,327(1)$ 3,945,348
   Operating expenses                              157,873     155,933        791,969      674,886     1,780,661
   NOI                                             211,659     212,720        800,867      939,441     2,164,687
   Growth from same period prior year                 9.0%       -4.3%           7.2%         9.4%         7.0%

  Combined Total
    Revenue                                     $ 2,342,654  $4,268,632   $ 7,597,307  $10,862,358   $25,070,951
    Operating expenses                            1,082,311   1,939,135     2,960,056    4,004,799     9,986,301
    NOI                                           1,260,343   2,329,497     4,637,251    6,857,559    15,084,650
   Growth from same period prior year              548.9%(2)  948.1%(2)     646.8%(2)     485.6%(2)       583.1%

Capital expenditures (excludes TI & CLC)              19,663    51,787        188,196       51,995        311,641
Weighted average leaseable square feet               642,323 1,088,395      1,751,593    2,495,818      1,495,172
Capital expenditures per leaseable sq. ft.              0.03      0.05           0.11         0.02           0.21

-----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
-----------------------------------------------------------------------------------------------------------------
  Same Property
   Physical occupancy                                  98.3%     96.2%          95.3%        93.7%          93.7%
   Economic occupancy                                  97.7%     95.3%          92.2%        89.8%          89.8%

   Average effective rent per occupied sq.             13.58     13.97          13.81        13.83          13.83
foot
   Increase from same period prior year                 3.9%      7.9%           4.8%         9.6%           9.6%

   Revenue per occupied square foot                    14.19     14.47          15.95        16.45          16.45
   Increase from same period prior year                 3.1%      6.3%           2.4%         9.9%           9.9%

Combined Property
   Physical occupancy                                  93.4%     93.4%          95.2%        93.1%         93.1%
   Economic occupancy                                  90.0%     92.8%          91.7%        92.9%         92.9%

   Average effective rent per occupied sq.             13.68     13.75          15.90        15.81         15.81
foot
   Increase from same period prior year                 4.6%      6.2%          20.6%        16.1%         16.1%

   Revenue per occupied square foot                    15.61     16.67          18.49        18.15         18.15
   Increase from same period prior year                13.5%     22.5%          22.0%        18.0%         18.0%

(1)   Reflects performance of 4 of the 30 office properties in the current portfolio.
(2)   Reflects acquisitions during the period.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                December 31, 1997

---------------------------------------------------------------------------------------------------------------
                   For the Period:                                                1996
                                                 --------------------------------------------------------------
                                                   1st           2nd          3rd         4th         Year to
                                                 Quarter       Quarter      Quarter     Quarter        Date
---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------------
Square footage leased                                   --       1,004       9,173            --        10,177
Rental dollars                                          --      17,042     151,354            --       168,396
Average base rent per square foot                       --       16.97       16.50            --         16.55

Concessions                                             --          --          --            --            --
Concessions per square foot leased                      --          --          --            --            --

Tenant improvements (TI) committed                      --       4,700      86,689            --        91,389
TI committed per square foot leased                     --        4.68        9.45            --          8.98
TI spent                                                --        1,377     167,789       164,520       333,686

Capitalized leasing commissions (CLC) committed         --        3,111      11,376            --        14,487
CLC committed per square foot leased                    --         3.10        1.24            --          1.42
CLC spent                                               --           --      27,141        37,784        64,925

CLC and TI committed per sq. ft. leased                 --         7.78       10.69            --         10.40

---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
---------------------------------------------------------------------------------------------------------------
% Retention                                          100%         100%          77%           81%         83%
Square footage leased                               3,348        3,249        9,085        13,847      29,529
Rental dollars                                     45,198       54,397      152,363       213,360     465,317
Average base rent                                  13.50        16.74        16.77         15.41       15.76
 Percent increase in effective rents from renewal   40.6%        11.9%         2.9%         20.0%       18.9%

Concessions                                           --          --           --            --          --
Concessions per square foot leased                    --          --           --            --          --

Tenant improvements (TI) committed                 4,403       21,079       41,824        13,323      80,629
TI committed per square foot leased                 1.32         6.49         4.60          0.96        2.73
TI spent                                              --        2,751       10,079       194,617     207,447

Capitalized leasing commissions (CLC) committed       --           --           --         4,951       4,951
CLC committed per square foot leased                  --           --           --          0.36        0.17
CLC spent                                             --           --           --        11,204      11,204

CLC and TI committed per sq. ft. leased             1.32         6.49         4.60          1.32        2.90


                                 - continued -

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                December 31, 1997

---------------------------------------------------------------------------------------------------------------
                   For the Period:                                               1997
---------------------------------------------------------------------------------------------------------------
                                                    1st          2nd          3rd         4th        Year to
                                                  Quarter      Quarter      Quarter     Quarter        Date
---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------------
Square footage leased                               8,505        12,272       14,786       22,684      58,247
Rental dollars                                    181,092       226,705      254,294      412,845   1,074,936
Average base rent per square foot                   21.29         18.47        17.20        18.20       18.45

Concessions                                        10,086           --         1,995        2,710      14,791
Concessions per square foot leased                   1.19           --          0.13         0.12        0.25

Tenant improvements (TI) committed                 53,680        75,700       94,316      119,422     343,118
TI committed per square foot leased                  6.31          6.17         6.38         5.26        5.89
TI spent                                            57,688        77,223       47,430      152,172     334,513

Capitalized leasing commissions (CLC) committed     18,499        20,475       48,819       77,204     164,997
CLC committed per square foot leased                  2.18          1.67         3.30         3.40        2.83
CLC spent                                           37,133        26,029       34,423       84,013     181,598

CLC and TI committed per sq. ft. leased               8.49          7.84         9.68         8.67        8.72

---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
---------------------------------------------------------------------------------------------------------------
% Retention                                           71%           36%          78%          65%         65%
Square footage leased                              22,570        15,144       32,603       45,790     116,107
Rental dollars                                    350,087       229,914      547,472      864,156   1,991,629
Average base rent                                  15.51         15.18        16.79        18.87       17.15
 Percent increase in effective rents from renewal   36.2%         12.8%         5.9%        16.5%       17.9%

Concessions                                          --           217          --         2,608       2,825
Concessions per square foot leased                   --          0.01          --          0.06        0.02

Tenant improvements (TI) committed                64,036        35,168      126,192      159,169     384,565
TI committed per square foot leased                 2.84          2.32         3.87         3.48        3.31
TI spent                                          40,125        18,759      147,769      105,999     312,652

Capitalized leasing commissions (CLC) committed    9,357         6,661        6,987       58,061      81,066
CLC committed per square foot leased                0.41          0.44         0.21         1.27        0.70
CLC spent                                          9,230         8,214        6,730      (3,400)(1)   20,774

CLC and TI committed per sq. ft. leased             3.25          2.76         4.08         4.74        4.01

    (1)   Reflects reversal of prior quarter leasing commission.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                December 31, 1997

-------------------------------------------------------------------------------------------------------------------
                  For the Period:                                                1996
-------------------------------------------------------------------------------------------------------------------
                                                   1st           2nd          3rd         4th         Year to
                                                 Quarter       Quarter      Quarter     Quarter        Date
-------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-------------------------------------------------------------------------------------------------------------------
Same Property
  Revenue                                      $   58,654  $  52,022     $  57,048    $   60,976     $ 228,700
  Operating expenses                               25,535     20,141        24,313        18,145        88,134
  NOI                                              33,119     31,881        32,735        42,831       140,566
  Growth from same period prior year              - 21.0%    - 10.3%       - 21.8%         67.5%        - 3.0%

Combined Total
  Revenue                                      $  214,246  $ 156,184     $  62,362    $  336,111     $ 768,903
  Operating expenses                               95,920     77,128        26,082        81,545       280,675
  NOI                                             118,326     79,056        36,280       254,566       488,228
  Growth from same period prior year               - 7.1%    - 35.0%(2)   - 72.2%(2)      205.6%(3)       5.5%

Capital expenditures (excludes TI & CLC)              --            --            --         --            --
Weighted average leaseable square feet            134,400     37,200        37,200       248,973        80,731
Capital expenditures per leaseable sq. ft.           0.00       0.00          0.00          0.00          0.00

-------------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
-------------------------------------------------------------------------------------------------------------------
Same Property
  Physical occupancy                                 96.8%     100.0%        100.0%        100.0%        100.0%
  Economic occupancy                                 95.2%      93.9%         99.5%         97.4%         97.4%

  Average base rent per occupied sq.  ft.             5.73       5.59          5.91          5.79          5.79
  Increase from same period prior year              - 5.5%      -0.6%          2.6%         -3.3%         -3.3%

  Revenue per occupied square foot                    6.52       5.59          6.13          6.56          6.56
  Increase from same period prior year                1.4%     - 5.4%         -1.2%          5.7%          5.7%

Combined Total
  Physical occupancy                                 93.7%     100.0%        100.0%         96.4%         96.4%
  Economic occupancy                                 93.4%      92.5%         99.8%         96.3%         96.3%

  Average effective rent per occupied  sq. ft.        6.47       5.59          5.91          5.50          5.50
  Increase from same period prior year                9.6%     - 3.4%(2)       0.8%(2)      -10.2%(3)     -10.2%

  Revenue per occupied square foot                    6.81       5.59          6.13          6.60          6.60
  Increase from same period prior year               11.2%      -7.7%(2)       0.4%(2)        6.7%(3)       6.7%


                                 - continued -

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                December 31, 1997

---------------------------------------------------------------------------------------------------------------
                  For the Period:                                               1997
---------------------------------------------------------------------------------------------------------------
                                                    1st          2nd          3rd         4th        Year to
                                                  Quarter      Quarter      Quarter     Quarter        Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------
Same Property
  Revenue                                         $  60,499   $  61,148   $   37,399   $  50,924(1)  $  209,970
  Operating expenses                                 16,666      18,868       18,188      23,406         77,128
  NOI                                                43,833      42,280       19,211      27,518        132,842
  Growth from same period prior year                  32.4%       32.6%      - 41.3%     -35.8%(1)        -5.5%

Combined Total
  Revenue                                         $ 385,324 $ 1,429,963  $ 2,417,606  $ 6,121,363   $10,354,256
  Operating expenses                                104,172     398,932      765,416    1,793,850     3,062,370
  NOI                                               281,152   1,031,031    1,652,190    4,327,513     7,291,886
  Growth from same period prior year               137.6%       1204.2%(3)  4454.0%(3)  1600.0%(3)      1393.5%

Capital expenditures (excludes TI & CLC)               --          498        16,804       21,713        39,015
Weighted average leaseable square feet              247,506     904,914    1,424,566    3,133,998     1,427,746
Capital expenditures per leaseable sq. ft.             0.00        0.00         0.01         0.01          0.03

----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
----------------------------------------------------------------------------------------------------------------
Same Property
  Physical occupancy                                 95.2%          80.6%       79.0%       79.0%         79.0%
  Economic occupancy                                 98.5%          84.0%       68.9%       80.6%         80.6%

  Average base rent per occupied sq.  ft.             6.26          6.27         5.20        6.35          6.35
  Increase from same period prior year                9.3%         12.0%       -12.0%        9.7%          9.7%

  Revenue per occupied square foot                    6.84          8.15         5.09        6.93          6.93
  Increase from same period prior year                4.9%         45.8%       -17.1%        5.7%          5.7%

Combined Total
  Physical occupancy                                 95.7%         86.5%        95.0%       91.3%         91.3%
  Economic occupancy                                 95.7%         94.9%        92.4%       92.3%         92.3%

  Average effective rent per occupied  sq. ft.        5.58          6.82         6.30        7.17          7.17
  Increase from same period prior year              -13.7%        21.8%(3)     6.7%(3)    30.5%(3)        30.5%

  Revenue per occupied square foot                    6.51          7.47         7.43        8.69          8.69
  Increase from same period prior year               -4.4%         33.5%(3)   21.2%(3)    31.5%(3)        31.5%

(1)  Reflects performance of 1 of the 43 office/flex properties in the current portfolio.
(2)  Reflects sales of the All American Self-Storage facilities.
(3)  Reflects acquisitions during the period.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                December 31, 1997

------------------------------------------------------------------------------------------------------------------
                  For the Period:                                                1996
------------------------------------------------------------------------------------------------------------------
                                                   1st           2nd          3rd         4th         Year to
                                                 Quarter       Quarter      Quarter     Quarter        Date
----------------------------------------------- ----------- ------------ ------------- ------------ -------------
LEASING PRODUCTION:  NEW
----------------------------------------------- ----------- ------------ ------------- ------------ -------------
Square footage leased                              1,200            --           --           --         1,200
Rental dollars                                     7,800            --           --           --         7,800
Average base rent per square foot                   6.50            --           --           --         6.50

Concessions                                          650            --           --           --          650
Concessions per square foot leased                  0.54            --           --           --         0.54

Tenant improvements (TI) committed                   600            --           --           --          600
TI committed per square foot leased                 0.50            --           --           --         0.50
TI spent                                              --            --        2,716           --        2,716

Capitalized leasing commissions (CLC) committed      936            --           --           --          936
CLC committed per square foot leased                0.78            --           --           --         0.78
CLC spent                                             --         1,649           --          783        2,432
CLC and TI committed per sq. ft. leased             1.28            --           --           --         1.28

------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------------
% Retention                                         100%           71%           --           --          83%

Square footage leased                              4,800         3,000           --           --        7,800

Rental dollars                                    30,564        20,700           --           --       51,264
Average base rent                                   6.37          6.90           --           --         6.57
Percent increase in effective rates from renewal    7.2%       - 0.45%           --           --         0.4%

Concessions                                           --         3,350           --           --        3,350
Concessions per square foot leased                    --          1.12           --           --         0.43

Tenant improvements (TI) committed                 2,085         6,000           --           --        8,085
TI committed per square foot leased                 0.43          2.00           --           --         1.04
TI spent                                              --            --        6,000           --        6,000

Capitalized leasing commissions (CLC) committed    1,833         2,804           --           --        4,637
CLC committed per square foot leased                0.38          0.43           --           --         0.59
CLC spent                                          1,994         8,019        1,464          517       11,994

CLC and TI committed per sq. ft. leased             0.82          2.93           --           --         1.63

                                 - continued -

                     GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                December 31, 1997

----------------------------------------------------------------------------------------------------------------
                  For the Period:                                                1997
----------------------------------------------------------------------------------------------------------------
                                                     1st          2nd          3rd         4th        Year to
                                                   Quarter      Quarter      Quarter     Quarter        Date
-----------------------------------------------  ------------ ------------ ------------- ----------- -----------
LEASING PRODUCTION:  NEW
-----------------------------------------------  ------------ ------------ ------------- ----------- -----------
Square footage leased                                    --       2,634         5,178        24,551      32,363
Rental dollars                                           --      25,666        29,152       200,570     255,388
Average base rent per square foot                        --        9.74          5.63          8.17        7.89

Concessions                                              --          --         1,191           967       2,158
Concessions per square foot leased                       --          --          0.23          0.04        0.07

Tenant improvements (TI) committed                       --      52,000         2,076        39,310      93,386
TI committed per square foot leased                      --       19.74          0.40          1.60        2.89
TI spent                                                 --      58,829        95,755       171,051     325,635

Capitalized leasing commissions (CLC) committed          --       6,358         2,076        26,005      34,439
CLC committed per square foot leased                     --        2.41          0.40          1.06        1.06
CLC spent                                             1,515       7,440        11,539        17,401      37,895
CLC and TI committed per sq. ft. leased                  --       22.16          0.80          2.66        3.95

----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
----------------------------------------------------------------------------------------------------------------
% Retention                                              --         73%           42%           61%         61%

Square footage leased                                    --      18,000         8,257        80,038     106,295

Rental dollars                                           --     119,578        57,403       551,681     728,662
Average base rent                                        --        6.64          6.95          6.89        6.86
Percent increase in effective rates from renewal         0%       52.2%         23.6%         15.6%       22.9%

Concessions                                              --           --           --         2,736       2,736
Concessions per square foot leased                       --           --           --          0.03        0.03

Tenant improvements (TI) committed                       --       8,000        43,004        91,055     142,059
TI committed per square foot leased                      --        0.44          5.21          1.14        1.34
TI spent                                                 --          --         1,029        35,352      36,381

Capitalized leasing commissions (CLC) committed          --       5,359         9,174        14,151      28,684
CLC committed per square foot leased                     --        0.30          1.11          0.18        0.27
CLC spent                                                --          --         4,549        13,491      18,040

CLC and TI committed per sq. ft. leased                  --        0.74          6.32          1.31        1.61



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                December 31, 1997

-----------------------------------------------------------------------------------------------------------------
                  For the Period:                                                1996
-----------------------------------------------------------------------------------------------------------------
                                                   1st           2nd          3rd         4th         Year to
                                                 Quarter       Quarter      Quarter     Quarter        Date
-----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------------------------------------------------------------------------------
Same Property
  Revenue                                       $  791,724    $ 823,576  $852,542    $   845,761 $  3,313,603
  Operating expenses                               112,354       83,437   120,462        100,793      417,046
  NOI                                              679,370      740,139   732,080        744,968    2,896,557
  Growth from same period prior year                 -3.0%         2.2%     -0.9%           1.9%         0.0%

Combined Total
  Revenue                                       $  791,724    $ 823,576  $852,542    $ 1,023,256 $  3,491,098
  Operating expenses                               112,354       83,437   120,462        152,671      468,924
  NOI                                              679,370      740,139   732,080        870,585    3,022,174
  Growth from same period prior year                 -3.0%         2.2%     -0.9%         19.1%(2)        4.4%

Capital expenditures (excludes TI & CLC)                --           --    19,046         12,109       31,155
Weighted average leaseable square feet           1,454,627    1,454,627 1,454,627      1,781,142    1,521,744
Capital expenditures per leaseable sq. ft.              --           --      0.01           0.01         0.02

-----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
-----------------------------------------------------------------------------------------------------------------
Same Property
  Physical occupancy                                100.0%       100.0%    100.0%         100.0%       100.0%
  Economic occupancy                                 97.0%        98.3%    100.0%         100.0%       100.0%

  Average effective rent per occupied  sq. ft.        2.11         2.28      2.28           2.33         2.33
  Increase from same period prior year              - 4.0%         3.7%      3.8%           3.7%         3.7%

  Revenue per occupied square foot                    2.18         2.26      2.34           2.33         2.33
  Increase from same period prior year              - 3.8%       - 0.6%      3.5%          -0.2%        -0.2%

Combined Total
  Physical occupancy                                100.0%       100.0%    100.0%          99.3%        99.3%
  Economic occupancy                                 97.0%        98.3%     99.8%          99.3%        99.3%

  Average effective rent per occupied  sq. ft.        2.11         2.28      2.28           2.41         2.41
  Increase from same period prior year              - 4.0%         3.7%      3.8%          9.4%(2)       9.4%

  Revenue per occupied square foot                    2.18         2.26      2.34           2.40         2.40
  Increase from same period prior year              - 3.8%       -0.6%       3.5%         3.1%(2)        3.1%

                                 - continued -

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                December 31, 1997

--------------------------------------------------------------------------------------------------------------------
                  For the Period:                                                  1997
--------------------------------------------------------------------------------------------------------------------
                                                       1st          2nd          3rd         4th        Year to
                                                     Quarter      Quarter      Quarter     Quarter        Date
--------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------------------------------------------
Same Property
  Revenue                                         $   852,330  $   849,665   $ 822,599    $  841,103(1) $ 3,365,697
  Operating expenses                                  100,103      105,399     100,805       112,712        419,019
  NOI                                                 752,227      744,266     721,794       728,391      2,946,678
  Growth from same period prior year                    10.7%         0.6%       -1.4%         -2.2%           1.7%

Combined Total
  Revenue                                         $ 1,050,168  $ 1,390,927  $1,797,234    $3,082,351    $ 7,320,680
  Operating expenses                                  175,205      249,393     358,614      676,169      1,459,381
  NOI                                                 874,963   1,141,534    1,438,620    2,406,182      5,861,299
  Growth from same period prior year                   28.8%        54.2%(2)    96.5%(2)      176.4%          93.9%

Capital expenditures (excludes TI & CLC)               54,415       11,334         440       111,761        177,950
Weighted average leaseable square feet              1,778,862    1,950,911   2,329,463     3,269,372      2,332,152
Capital expenditures per leaseable sq. ft.               0.03         0.01         0.0          0.03           0.08

--------------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
--------------------------------------------------------------------------------------------------------------------
Same Property
  Physical occupancy                                   100.0%       100.0%      100.0%       100.0%          100.0%
  Economic occupancy                                  100.0%        100.0%       98.9%       100.0%          100.0%

  Average effective rent per occupied  sq. ft.           2.28         2.31        2.26         2.28            2.28
  Increase from same period prior year                   8.0%         1.2%      - 0.8%        -0.1%           -0.1%

  Revenue per occupied square foot                       2.34         2.34        2.26         2.31            2.31
  Increase from same period prior year                   7.7%         3.2%        3.5%        -0.6%           -0.6%

Combined Total
  Physical occupancy                                    99.3%        99.4%       98.9%        97.4%           97.4%
  Economic occupancy                                    98.4%        97.2%       96.9%        97.6%           97.6%

  Average effective rent per occupied  sq. ft.           2.32         2.74       3.29          3.36            3.36
  Increase from same period prior year                  9.5%       19.9%(2)    44.5%(2)       39.5%           39.5%

  Revenue per occupied square foot                       2.38         2.98       3.70          3.89            3.89
  Increase from same period prior year                   9.3%       31.5%(2)     57.8%(2)       62.0%           62.0%

(1)  Reflects the performance of 7 of the 26 industrial properties in the current portfolio.
(2)  Reflects acquisitions during the period.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                December 31, 1997

------------------------------------------------------------------------------------------------------------------
                  For the Period:                                                1996
------------------------------------------------------------------------------------------------------------------
                                                   1st           2nd          3rd         4th         Year to
                                                 Quarter       Quarter      Quarter     Quarter        Date
----------------------------------------------- ------------------------------------------------------------------
LEASING PRODUCTION:  NEW
----------------------------------------------- ------------------------------------------------------------------
Square footage leased                                  --           --            --           --          --
Rental dollars                                         --           --            --           --          --
Average base rent per square foot                      --           --            --           --          --

Concessions                                            --           --            --           --          --
Concessions per square foot leased                     --           --            --           --          --

Tenant improvements (TI) committed                     --           --            --           --          --
TI committed per square foot leased                    --           --            --           --          --
TI spent                                               --           --            --           --          --

Capitalized leasing commissions (CLC) committed        --           --            --           --          --
CLC committed per square foot leased                   --           --            --           --          --
CLC spent                                              --           --            --           --          --
CLC and TI committed per sq. ft. leased                --           --            --           --          --

------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------------
% Retention                                          100%          N/A          100%          N/A        100%

Square footage leased                              48,000           --        12,000           --      60,000

Rental dollars                                    149,760           --        44,640           --     194,400
Average base rent                                    3.12           --          3.72           --        3.24
 Percent increase in effective rates from renewal    4.0%           --            --           --        4.0%

Concessions                                           --            --            --           --          --
Concessions per square foot leased                    --            --            --           --          --

Tenant improvements (TI) committed                    --           --             --           --          --
TI committed per square foot leased                   --           --             --           --          --
TI spent                                            6,533        9,286        10,791       22,443      49,053

Capitalized leasing commissions (CLC) committed       --           --             --           --          --
CLC committed per square foot leased                  --           --             --           --          --
CLC spent                                             --           --             --        1,967       1,967

CLC and TI committed per sq. ft. leased               --           --             --           --          --

                                 - continued -

                     GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                December 31, 1997

-----------------------------------------------------------------------------------------------------------------
                  For the Period:                                                 1997
-----------------------------------------------------------------------------------------------------------------
                                                      1st          2nd          3rd         4th        Year to
                                                    Quarter      Quarter      Quarter     Quarter        Date
-------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  NEW
-------------------------------------------------------------------------------------------------------------------
Square footage leased                                      --      55,248           --         12,758      68,006
Rental dollars                                             --     168,511           --         39,550     208,061
Average base rent per square foot                          --        3.05           --           3.10        6.15

Concessions                                                --       3,086           --             --       3,086
Concessions per square foot leased                         --        0.06           --             --        0.05

Tenant improvements (TI) committed                         --      30,551           --          7,818      38,369
TI committed per square foot leased                        --        0.55           --           0.61        0.56
TI spent                                                1,534       3,210       31,749          3,799      40,292

Capitalized leasing commissions (CLC) committed            --      50,518           --         11,864      62,382
CLC committed per square foot leased                       --        0.91           --           0.93        0.92
CLC spent                                               8,469      26,298       24,813          6,657      66,237
CLC and TI committed per sq. ft. leased                    --        1.47           --           1.54        3.01

-------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------------
% Retention                                              100%         31%          39%            48%         48%

Square footage leased                                  41,372      36,999       14,832         36,846     130,049

Rental dollars                                        142,971     108,576       45,979        179,560     477,086
Average base rent                                        3.46        2.93         3.10           4.87        3.67
 Percent increase in effective rates from renewal       14.8%       36.4%        45.5%          14.7%        27.9

Concessions                                               --          --           --             --           --
Concessions per square foot leased                        --          --           --             --           --

Tenant improvements (TI) committed                     79,216       3,239        6,680            600      89,735
TI committed per square foot leased                      1.91        0.09         0.45           0.02        0.69
TI spent                                                  --       81,874           --          6,394      88,268

Capitalized leasing commissions (CLC) committed        21,923      14,947        5,518          2,189      44,577
CLC committed per square foot leased                     0.53        0.40         0.37           0.06        0.34
CLC spent                                               2,019      33,368           --          5,001      40,388

CLC and TI committed per sq. ft. leased                  2.44        0.49         0.82           0.08        1.03


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                December 31, 1997

----------------------------------------------------------------------------------------------------------------
                 For the Period:                                                1996
----------------------------------------------------------------------------------------------------------------
                                                   1st           2nd          3rd         4th         Year to
                                                 Quarter       Quarter      Quarter     Quarter        Date
-------------------------------------------- ------------ ------------- ------------ ------------ ------------ -
OPERATING RESULTS
-------------------------------------------- ------------ ------------- ------------ ------------ ------------ -
Same Property
  Revenue                                      $   826,483   $  601,732  $  436,113    $  472,347  $ 2,336,675
  Operating expenses                               228,088      184,696     165,065       203,683      781,532
  NOI                                              598,395      417,036     271,048       268,664    1,555,143
  Growth from same period prior year                 -8.8%        -2.9%       -8.3%          8.9%        -3.2%

Combined Total
  Revenue                                      $   826,483  $   831,974  $  853,905    $1,233,853  $ 3,746,215
  Operating expenses                               228,088      187,309     222,311       352,082      989,790
  NOI                                              598,395      644,665     631,594       881,771    2,756,425
  Growth from same period prior year                  8.8%         2.9%      - 4.4%       54.4%(3)        8.0%

Capital expenditures (excludes TI and CLC)             --         9,832       2,265         8,365       20,462
Weighted average leaseable square feet             285,658      285,658     301,348       516,947      347,403
Capital expenditures per leaseable sq. ft.            --           0.03        0.01         0.02          0.06

----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
----------------------------------------------------------------------------------------------------------------
Same Property
  Physical occupancy (at end of period)             92.1%        91.2%        96.9%        97.8%      97.8%
  Economic occupancy (at end of period)             92.7%         90.9%       91.0%        92.1%      92.1%

  Average effective rent per occupied sq. ft.       10.88         8.29        7.82          6.83       6.83
  Increase from same period prior year               1.5%         0.7%        1.2%          0.5%     - 0.5%

  Revenue per occupied square foot                  12.57        10.27        9.22          8.66       8.66
  Increase from same period prior year               1.9%        -0.2%        1.3%          4.5%       4.5%

Combined Property
  Physical occupancy (at end of period)             92.1%        92.1%       95.5%         97.2%      97.2%
  Economic occupancy (at end of period)             92.7%        93.4%       92.1%         94.4%      94.4%

  Average effective rent per occupied  sq. ft.      10.88        11.19       10.33          7.93       7.93
  Increase from same period prior year               1.5%         3.0%        4.2%(2)   25.8%(2)(3)  -25.8%

  Revenue per occupied square foot                  12.57        12.65       11.74        9.32         9.32
  Increase from same period prior  year              1.9%        -0.2%       -4.8%(2)   -23.3%(2)(3) -23.3%


                                 - continued -

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                December 31, 1997

---------------------------------------------------------------------------------------------------------------
                 For the Period:                                               1997
---------------------------------------------------------------------------------------------------------------
                                                    1st          2nd          3rd         4th        Year to
                                                  Quarter      Quarter      Quarter     Quarter        Date
-------------------------------------------- ------------ ------------- ------------ ------------ --------------
OPERATING RESULTS
-------------------------------------------- ------------ ------------- ------------ ------------ --------------
Same Property
  Revenue                                      $  854,638    $  607,044 $   507,865   $  629,311(1) $ 2,598,858
  Operating expenses                              210,929       208,901     169,957      173,961        763,748
  NOI                                             643,709       398,143     337,908      455,350      1,835,110
  Growth from same period prior year                 7.6%         -4.5%       24.7%       69.5%(4)        18.0%

Combined Total
  Revenue                                      $1,466,612    $1,579,107  $1,637,556   $2,541,057    $ 7,224,332
  Operating expenses                              373,556       411,934     538,084      859,223      2,182,797
  NOI                                           1,093,056     1,167,173   1,099,472    1,681,834      5,041,535
  Growth from same period prior year                82.7%        81.1%(3)   74.1%(3)        90.7          82.9%

Capital expenditures (excludes TI and CLC)         86,970           907       5,139       16,455        109,471
Weighted average leaseable square feet            630,700       734,722     753,804      979,088        774,578
Capital expenditures per leaseable sq. ft.           0.14         0.00         0.01         0.02           0.14

----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
----------------------------------------------------------------------------------------------------------------
Same Property
  Physical occupancy (at end of period)          95.8%           96.2%        96.8%     97.4%(1)          97.4%
  Economic occupancy (at end of period)          95.3%           94.4%        95.0%     95.6%             95.6%

  Average effective rent per occupied sq. ft.    10.84           8.54          9.41       8.22             8.22
  Increase from same period prior year          - 0.4%           3.0%         20.2%      20.4%(4)         20.4%

  Revenue per occupied square foot               12.79          10.10         10.74       10.92           10.92
  Increase from same period prior year            1.8%           -1.7%        16.6%      26.1%(4)         26.1%

Combined Property
  Physical occupancy (at end of period)          96.6%          92.2%         87.8%       96.4%           96.4%
  Economic occupancy (at end of period)          94.8%          94.0%         93.1%       94.1%           94.1%

  Average effective rent per occupied  sq. ft.    8.04           8.10          8.49       7.98             7.98
  Increase from same period prior year          -26.1%(2)      -27.6%(2)(3)   17.8%(2)(3) 0.7%(2)          0.7%

  Revenue per occupied square foot                9.63           9.25         12.13       10.77           10.77
  Increase from same period prior  year        -23.4%(2)        26.9%(2)(3)   3.4%(2)(3)  15.5%           15.5%

(1)  Reflects the performance of 3 of the 9 retail properties in the current portfolio.
(2)  Average base rents  declined due to the purchase of the grocery store anchor at Westwood  Plaza  Shopping
     Center which has lower rents per square foot.
(3)  Reflects acquisitions during the period.
(4)  Represents  increased  rent and expense  recoveries  from a major tenant and  elimination of prior rental concessions and relocation costs at Westwood Plaza.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                December 31, 1997

--------------------------------------------------------------------------------------------------------------------
                 For the Period:                                                1996
---------------------------------------------- ------------- ------------ ------------- ------------ -----------
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter       Date
---------------------------------------------- ------------- ------------ ------------- ------------ ------------ --
LEASING PRODUCTION: NEW
---------------------------------------------- ------------- ------------ ------------- ------------ ------------ --
Square footage leased                                2,520      5,150          4,068       4,222        15,960
Rental dollars                                      26,438     58,835         50,596      46,557       182,426
Average base rent per square foot                    10.49      11.42          12.44       11.03         11.43

Concessions                                          1,020      5,538          9,358       2,137        18,053
Concessions per square foot leased                    0.40       1.08           2.30        0.51          1.13

Tenant improvements (TI) committed                      --      4,000          9,972       4,500        18,472
TI committed per square foot leased                     --       0.78           2.45        1.07          1.16
TI spent                                                --         --          4,213      12,023        16,236

Capitalized leasing commissions (CLC) committed         --      7,350        14,335        3,379        25,064
CLC committed per square ft. leased                     --       1.43           3.52        0.80          1.57
CLC spent                                            6,228      3,675         17,205       2,277        29,385

CLC and TI committed per sq. ft. leased                 --       2.20           5.98        1.87          2.73

--------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------------------------------------------
% Retention                                             --        53%            82%        100%           61%
Square footage leased                                   --      3,300         12,338       1,400        17,038
Rental dollars                                          --     36,770        123,699      16,520       176,989
Average base rent per square foot                       --      11.14          10.03       11.80         10.39
   Percent increase in effective rents from renewal     --      11.0%       - 2.7%(1)       8.9%          4.3%

Concessions                                             --      1,922         10,000          --        11,922
Concessions per square foot leased                      --       0.58           0.81          --          0.70

Tenant improvements (TI) committed                      --     13,960         66,288          --        80,248

TI committed per square foot leased                     --       4.23           5.37          --          4.71
TI spent                                             3,210         --         20,000      14,656        37,866

Capitalized leasing commissions (CLC) committed         --         --             --          --            --
CLC committed per square foot leased                    --         --             --          --            --
CLC spent                                               --         --             --          --            --

CLC and TI committed per sq. ft. leased                 --       4.23           5.37          --          4.71


                                 - continued -

                     GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                December 31, 1997

-----------------------------------------------------------------------------------------------------------------
                 For the Period:                                                1997
----------------------------------------------    ------------ ------------ ------------ ------------ -----------
                                                      1st          2nd          3rd         4th        Year to
                                                    Quarter      Quarter      Quarter     Quarter       Date
----------------------------------------------  ------------- ------------ ------------ ------------ ------------
LEASING PRODUCTION: NEW
----------------------------------------------  ------------- ------------ ------------ ------------ ------------
Square footage leased                                 3,381         --         2,000           --        5,381
Rental dollars                                       32,558         --        25,184           --       57,742
Average base rent per square foot                      9.63         --         12.59           --        10.73

Concessions                                             789         --         1,107           --        1,896
Concessions per square foot leased                     0.23         --          0.55           --         0.35

Tenant improvements (TI) committed                    4,110         --        21,999           --       26,109
TI committed per square foot leased                    1.22         --         11.00           --         4.85
TI spent                                              2,322      3,852        10,670       12,499       29,343

Capitalized leasing commissions (CLC) committed      8,568           --        4,604            --       13,172
CLC committed per square ft. leased                    2.53         --          2.30            --        2.45
CLC spent                                             2,808      5,760         2,252        2,252       13,072

CLC and TI committed per sq. ft. leased                3.75         --         13.30            --        7.30

-----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------------
% Retention                                             36%         54%         100%         100%          52%
Square footage leased                                 2,850       1,100        1,549        1,200        6,699
Rental dollars                                       28,781      12,100       16,265       17,568       74,714
Average base rent per square foot                     10.10       11.00        10.50        14.64        11.15
   Percent increase in effective rents from renewal    2.4%       14.1%           0%         6.1%         5.7%

Concessions                                           2,800          --           --            --       2,800
Concessions per square foot leased                     0.98          --           --            --        0.42

Tenant improvements (TI) committed                    6,000          --           --            --       6,000

TI committed per square foot leased                    2.11          --           --            --        0.90
TI spent                                                 --          --           --            --          --

Capitalized leasing commissions (CLC) committed          --          --           --            --          --
CLC committed per square foot leased                     --          --           --            --          --
CLC spent                                                --          --           --            --          --

CLC and TI committed per sq. ft. leased                2.11          --           --            --        0.90

(1)  Reflects  moving expense  concessions  paid to relocate  tenants to accommodate  expansion of the grocery store anchor at Westwood Plaza Shopping Center.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                 HOTEL PORTFOLIO
                                December 31, 1997

----------------------------------------------------------------------------------------------------------------
                For the Period:                                              1996
-------------------------------------------  ------------ ------------- ------------ ------------ -----------
                                                 1st          2nd           3rd         4th        Year to
                                               Quarter      Quarter       Quarter     Quarter       Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------
 Same Property
   Revenue (2)                            $ 1,205,115   $ 1,091,190    $1,019,501    $ 1,144,654  $ 4,460,460
   Operating expenses (3)                     424,675       386,341       413,942        465,750    1,690,708
   NOI                                        780,440       704,849       605,559        678,904    2,769,752
   Growth from same period prior year           38.9%         22.8%          6.0%          19.9%        21.9%
 Combined Total
   Revenue                                $ 1,205,115   $ 1,091,190    $1,071,501    $ 1,144,654 $  4,512,460
   Operating expenses                         424,675       386,341       421,371        465,750    1,698,137
   NOI                                        780,440       704,849       650,130        678,904    2,814,323
   Growth from same period prior year           38.9%         22.8%       13.9%(4)         33.3%        27.0%
 Capital expenditures                          18,558       98,551        137,496         21,355      275,960
 Weighted average rooms owned                     517          517            558            579          513
 Capital expenditures per room                     37          197            254             38          538
-------------------------------------------- ------------ ------------- ------------ ------------ --------------
OCCUPANCY STATUS
-------------------------------------------- ------------ ------------- ------------ ------------ --------------
 Same Property
   Total room revenue                        $ 2,402,872   $ 2,149,708  $ 2,023,408   $ 2,262,785  $ 8,838,773
   Physical occupancy (5)                          77.0%         75.1%        73.3%         71.8%        71.8%

   Average daily rate per occupied room (5)  $     66.33   $     64.43  $     63.37   $     63.37  $     62.76
   Percent increase from prior period              10.5%          7.5%         7.5%          8.1%         8.1%

   Revenue per available room (REVPAR) (5)   $     51.07   $     48.38  $     46.42   $     45.04  $     45.04
   Percent increase from prior period               9.4%          3.6%         4.2%          6.0%         6.0%

Combined Total
   Total room revenue                        $ 2,402,872   $ 2,149,709  $ 2,128,553   $ 2,262,785  $ 8,943,919
   Physical occupancy (5)                          77.0%         75.1%        72.7%         71.8%        71.8%

   Average daily rate per occupied room (5)  $     66.33   $     64.43  $     63.24   $     62.76  $     62.76
   Increase from same period prior year            10.5%          7.5%         7.3%          7.5%         7.5%

   Revenue per available room (REVPAR) (5)   $     51.07   $     48.38  $     45.98   $     45.04  $     45.04
   Increase from same period prior year             9.4%          3.6%         3.2%          3.8%         3.8%


                                 - continued -

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                 HOTEL PORTFOLIO
                                December 31, 1997

-------------------------------------------------------------------------------------------------------------
               For the Period:                                            1997
----------------------------------------   ---------- ------------ --------------- ------------ -------------
                                              1st         2nd           3rd           4th         Year to
                                            Quarter     Quarter       Quarter       Quarter        Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-------------------------------------------------------------------------------------------------------------
 Same Property
   Revenue (2)                            $1,216,199   $1,251,886    $ 1,042,047   $1,086,163(1)  $4,596,295
   Operating expenses (3)                    424,006      432,362        447,838      401,013      1,705,219
   NOI                                       792,193      819,524        594,209      685,150      2,891,076
   Growth from same period prior year           1.5%        16.3%          -1.9%         0.9%           4.4%
 Combined Total
   Revenue                               $ 1,530,826   $1,701,523    $ 1,279,344   $1,468,625     $5,980,318
   Operating expenses                        455,836      509,422        510,932      418,102      1,894,292
   NOI                                     1,074,990    1,192,101        768,412    1,050,523      4,086,026
   Growth from same period prior year       37.7%(4)        69.1%          18.2%        54.7%          45.2%
 Capital expenditures                         48,125       86,546        156,641       12,956        304,268
 Weighted average rooms owned                    633          742            742          742            715
 Capital expenditures per room                    76          117            211           17            426
------------------------------------------ ---------- ------------ --------------- ------------- ------------
OCCUPANCY STATUS
------------------------------------------ ---------- ------------ --------------- ------------- ------------
Same Property
  Total room revenue                     $2,480,964  $ 2,496,991   $2,088,593     $2,220,108     $9,286,656
  Physical occupancy (5)                      76.1%        77.3%        75.0%          71.9%          71.9%

  Average daily rate per occupied room(5) $   70.10   $     68.79   $    66.80     $    64.82     $    64.82
  Percent increase from prior period          5.7%          6.8%         5.4%           3.3%           3.3%

  Revenue per available room (REVPAR)(5) $    53.32  $     53.20   $    50.07     $    46.61      $    46.61
  Percent increase from prior period           4.4%         10.0%         7.9%           3.5%           3.5%

Combined Total
  Total room revenue                     $ 3,237,636  $ 3,547,474   $2,700,755     $3,088,719    $12,574,584
  Physical occupancy (5)                       76.2%        75.2%        71.6%          70.2%          70.2%

  Average daily rate per occupied room (5) $   74.32  $     72.34   $    68.68     $    68.56    $     68.56
  Increase from same period prior year         12.0%        12.3%         8.6%           9.2%           9.2%

  Revenue per available room (REVPAR) (5)  $   56.64  $     54.42   $    49.16     $    48.14    $     48.14
  Increase from same period prior year         10.9%        12.5%         6.9%           6.9%           6.9%

(1)  Reflects the performance of 5 of the 6 hotels in the current portfolio.
(2)  For the quarter ended December 31, 1996, same property revenue  includes  $663,352 of lease payments from three hotels which GLB owns and leases to GHG. Revenue also includes  $481,302 of operating  revenue from one hotel. The Company holds a participating first mortgage interest in this hotel and in accordance with
     GAAP, GLB accounts for the property as though it held fee title.  For the quarter ended December 31 1997, same property  revenue  includes  $629,730 of lease  payments from three hotels and $456,433 of operating revenue from one hotel.
(3)  Operating expenses paid by lessor for the leased hotels include taxes and property  insurance;  all other expenses paid by lessee.
(4)  Reflects the purchase of a new property during the quarter.
(5)  Numbers represent year-to-date data for the period and include comp rooms.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                             MULTI-FAMILY PORTFOLIO
                                December 31, 1997

---------------------------------------------------------------------------------------------------------------
               For the Period:                                              1996
----------------------------------------    ------------ ------------- ------------ ------------ -----------
                                                1st          2nd           3rd         4th        Year to
                                              Quarter      Quarter       Quarter     Quarter       Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
---------------------------------------------------------------------------------------------------------------
Same Property
  Revenue                                    $  193,911    $ 186,164   $ 204,427    $  195,007    $   779,509
  Operating expenses                             91,312       95,593      79,276        73,766        339,947
  NOI                                           102,599       90,571     125,151       121,241        439,562
  Growth from same period prior year              13.4%         2.3%       45.3%         76.1%          31.6%

Combined Total
  Revenue                                    $  193,911    $ 186,164   $ 204,427    $  934,263    $ 1,518,765
  Operating expenses                             91,312       95,593      79,276       334,519        600,700
  NOI                                           102,599       90,571     125,151       599,744        918,065
  Growth from same period prior year              13.4%         2.3%       45.3%       771.4%(2)      174.8%(2)

Capital expenditures                             17,500       29,900       9,538         5,936         62,874
Weighted average apartment units owned              104          104         104           549            215
Capital expenditures per apartment unit             168          288          92            11            292

---------------------------------------------------------------------------------------------------------------
 OCCUPANCY STATUS
---------------------------------------------------------------------------------------------------------------
Same Property
  Physical occupancy (at end of period)           89.4%        96.2%       92.3%         94.2%        94.2%
  Economic occupancy (at end of period)           88.8%        89.2%       94.9%         91.0%        91.0%

  Average effective rent per occupied unit         654           656         660           663          663
  Increase from same period prior year             2.3%         1.7%        1.9%          3.8%         3.8%

  Apartment annualized turnover rate              60.0%        34.6%       38.5%         23.1%        39.4%

Combined Total
Physical occupancy (at end of period)             89.4%        96.2%       92.3%         94.7%        94.7%
Economic occupancy (at end of period)             88.8%        89.2%       94.9%         96.7%        96.7%

Average effective rent per occupied unit            654          656         660           576          576
Increase from same period prior year               2.3%         1.7%        1.9%        - 9.9%(2)    - 9.9%(2)

Apartment annualized turnover rate                60.0%        34.6%       38.5%         51.7%        46.2%


                                 - continued -

                      GLENBOROUGH REALTY TRUST INCORPORATED
                             MULTI-FAMILY PORTFOLIO
                                December 31, 1997

------------------------------------------------------------------------------------------------------------------
               For the Period:                                                 1997
---------------------------------------------  ---------- ------------ --------------- ------------ --------------
                                                  1st         2nd           3rd           4th         Year to
                                                Quarter     Quarter       Quarter       Quarter         Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------
Same Property
  Revenue                                      $  200,599    $  204,349  $  210,086    $  208,869(1) $  823,903
  Operating expenses                               88,722        96,080      92,476        84,039       361,317
  NOI                                             111,877       108,269     117,610       124,830       462,586
  Growth from same period prior year                 9.0%         19.5%       -6.0%(3)       3.0%          5.2%

Combined Total
  Revenue                                      $1,129,909    $1,412,508 $ 1,477,798    $1,515,704    $5,535,919
  Operating expenses                              447,290        562,250    639,501       659,708     2,308,749
  NOI                                             682,619        850,258    838,297       855,996     3,227,170
  Growth from same period prior year               565.3%      838.8%(2)      569.8%        42.7%        251.5%

Capital expenditures                              49,279         45,491     65,907          48,700      209,377
Weighted average apartment units owned               642            796        866             866          793
Capital expenditures per apartment unit               77             57         76              56          264

---------------------------------------------------------------------------------------------------------------
 OCCUPANCY STATUS
---------------------------------------------------------------------------------------------------------------
Same Property
  Physical occupancy (at end of period)            94.2%         98.1%       99.0%          96.2%         96.2%
  Economic occupancy (at end of period)            91.2%         94.1%       90.8%          95.4%         95.4%

  Average effective rent per occupied unit           673           687         686            685           685
  Increase from same period prior year              2.9%          4.7%        3.9%           3.3%          3.3%

  Apartment annualized turnover rate               38.5%         46.2%       38.5%          26.9%         37.5%

Combined Total
Physical occupancy (at end of period)              94.7%         94.2%       93.9%        94.7%(4)        94.7%
Economic occupancy (at end of period)              94.4%         94.4%       90.1%          91.8%         91.8%

Average effective rent per occupied unit             599           609         610            619           619
Increase from same period prior year               -8.4%       -7.1%(2)      -7.5 %          7.4%          7.4%

Apartment annualized turnover rate                 49.2%         46.7%       69.3%          54.0%         55.7%

(1)  Reflects the performance of 1 of the 14 multi-family properties in the current portfolio.
(2)  Reflects acquisitions during the period.
(3)  NOI is lower because 3rd Quarter expenses in 1996 were understated due to the receipt of a tax refund.
(4)  Combined occupancy status for the quarter ended 12/31/97 excludes 10 properties acquired on 12/31/97.

                     GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                               December 31, 1997

-----------------------------------------------------------------------------------------------------------

                                         1998          1999          2000           2001           2002
-----------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
Annual Base Rent Expiring           6,611,916     6,886,464     8,022,408      7,991,460      3,108,684
Percent of Total Annual Rent            15.0%         15.6%         18.2%          18.1%           7.0%

Square Footage expiring               422,047       503,429       414,760        504,181        204,864
Percent of Square Footage               15.4%         18.3%         15.1%          18.3%           7.5%

Number of Leases                          221           103            98             81             47
Percent of Number of Leases             37.8%         17.6%         16.8%          14.0%           8.0%
-----------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO
Annual Base Rent Expiring           7,907,340     4,008,072     3,505,872      2,061,216      1,931,412
Percent of Total Annual Rent            33.5%         17.0%         14.9%           8.7%           8.2%

Square Footage expiring             1,069,040       649,478       511,434        297,668        273,013
Percent of Square Footage               32.8%         20.0%         15.7%           9.1%           8.4%

Number of Leases Expiring                 237           125            85             37             27
Percent of Number of Leases             44.8%         23.6%         16.1%           7.0%           5.1%
-----------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO
Annual Base Rent Expiring           1,729,788     1,292,316     1,322,616      1,130,916        958,560
Percent of Total Annual Rent            15.6%         11.6%         11.9%          10.2%           8.6%

Square Footage expiring               480,017       299,068       329,290        255,106        236,250
Percent of Square Footage               14.8%          9.2%         10.1%           7.9%           7.3%

Number of Leases Expiring                  28            25            17             14              9
Percent of Number of Leases             28.1%         25.0%         17.0%          14.0%           9.0%
-----------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO
Annual Base Rent Expiring             910,752       944,400       541,668        925,696        175,668
Percent of Total Annual Rent            12.6%         13.1%          7.5%          12.8%           2.4%

Square Footage expiring                90,664        76,059        42,249        101,301         13,560
Percent of Square Footage               10.2%          8.5%          4.7%          11.4%           1.5%

Number of leases Expiring                  39            45            24             31              7
Percent of Number of Leases             21.0%         24.2%         12.9%          16.7%           3.8%
-----------------------------------------------------------------------------------------------------------

                                 - continued -

                     GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                               December 31, 1997

----------------------------------------------------------------------------------------------------
                                                                                            2007 and
                                        2003        2004           2005          2006     thereafter
-----------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
Annual Base Rent Expiring          1,171,680     896,772      2,219,220     1,278,744     5,979,048
Percent of Total Annual Rent            2.7%        2.0%           5.0%          2.9%         13.5%

Square Footage expiring               58,448      37,660        127,625        42,498       432,535
Percent of Square Footage               2.1%        1.4%           4.6%          1.5%         15.8%

Number of Leases                           8           6              8             3             9
Percent of Number of Leases             1.4%        1.0%           1.4%          0.5%          1.5%
-----------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO
Annual Base Rent Expiring            577,560     370,608        402,336     1,499,628     1,331,400
Percent of Total Annual Rent            2.4%        1.6%           1.7%          6.4%          5.6%

Square Footage expiring               71,120      51,711         30,000       160,656       141,623
Percent of Square Footage               2.2%        1.6%           0.9%          4.9%          4.4%

Number of Leases Expiring                  2           6              1             6             3
Percent of Number of Leases             0.4%        1.1%           0.2%          1.1%          0.6%
-----------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO
Annual Base Rent Expiring            489,576   3,576,120              -             -       611,604
Percent of Total Annual Rent            4.4%       32.2%           0.0%          0.0%          5.5%

Square Footage expiring              122,957   1,402,295              -             -       120,943
Percent of Square Footage               3.8%       43.2%           0.0%          0.0%          3.7%

Number of Leases Expiring                  2           4              -             -             1
Percent of Number of Leases             2.0%        4.0%           0.0%          0.0%          1.0%
-----------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO
Annual Base Rent Expiring            188,148   1,034,580        605,424       135,936     1,754,700
Percent of Total Annual Rent            2.6%       14.3%           8.4%          1.9%         24.4%

Square Footage expiring               28,575     196,659         50,405        10,950       280,942
Percent of Square Footage               3.2%       22.1%           5.7%          1.2%         31.5%

Number of leases Expiring                  6          11              7             4            12
Percent of Number of Leases             3.2%        5.9%           3.8%          2.2%          6.5%
-----------------------------------------------------------------------------------------------------


                     GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                               December 31, 1997

---------------------------------------------------------------------------------------------------------

                                         1998          1999          2000         20001         20002
---------------------------------------------------------------------------------------------------------
TOTAL PORTFOLIO
Annual Base Rent Expiring          17,159,796    13,131,252    13,392,564    12,109,288     6,174,324
Percent of Total Annual Rent            19.9%         15.3%         15.6%         14.1%          7.2%

Square Footage Expiring             2,061,768     1,528,034     1,297,733     1,158,256       727,687
Percent of Square Footage               20.3%         15.1%         12.8%         11.4%          7.2%

Number of Leases Expiring                 525           298           224           163            90
Percent of Number of Leases             37.5%         21.3%         16.0%         11.7%          6.5%
---------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                                                               2007 &
                                        2003          2004           2005          2006    Thereafter
--------------------------------------------------------------------------------------------------------
TOTAL PORTFOLIO
Annual Base Rent Expiring          2,426,964     5,878,080      3,226,980     2,914,308     9,676,752
Percent of Total Annual Rent            2.8%          6.8%           3.7%          3.4%         11.2%

Square Footage Expiring              281,100     1,688,325        208,030       214,104       976,043
Percent of Square Footage               2.8%         16.6%           2.1%          2.1%          9.6%

Number of Leases Expiring                 18            27             16            13            25
Percent of Number of Leases             1.3%          1.9%           1.1%          0.9%          1.8%
------------------------------------------------------------------------------------------------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
                           COMBINED OPERATING RESULTS
                                December 31, 1997

-------------------------- ---------------- -------------- ------------------ --------------- -------------
                                               OFFICE/
                               OFFICE            FLEX         INDUSTRIAL          RETAIL         HOTEL
-------------------------- ---------------- -------------- ------------------ --------------- -------------
Revenue                      $10,862,358     $6,121,363       $3,082,351         $2,541,057    $1,468625

Operating Expenses             4,004,799      1,793,850          676,169            859,223      418,102
                             -----------     ----------       ----------         ----------   ----------
NOI                           $6,857,559     $4,327,513       $2,406,182         $1,681,834   $1,050,523


-------------------------- ---------------  ---------------- ------------------ -----------------
                            MULTI-FAMILY       PROPERTY         ELIMINATING          TOTAL
                                                 TOTAL          ENTRIES (1)         REPORTED
-------------------------- ---------------  ---------------- ------------------ -----------------

Revenue                      $1,515,704       $25,591,458         ($98,190)        $25,493,268

Operating Expenses              659,708         8,411,851         (736,025)          7,675,826
                             ----------       -----------         --------        ------------
NOI                          $  855,996       $17,179,607         $637,835         $17,817,442

(1)  Eliminating  entries  represent  internal  market level  property  management  fees included in operating expenses to provide comparison to industry performance.

CONTRIBUTION TO REVENUE
     [GRAPHIC OMITTED]
          (Graphic of pie chart by property type showing percentage contributed to revenue)

CONTRIBUTION TO NOI
     [GRAPHIC OMITTED]
          (Graphic of pie chart by property type showing percentage contributed to NOI)


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS

               TERM                                     DEFINITION
------------------------------------ ----------------------------------------------------------------------------------------------
Associated Companies                    The  REIT  owns  100% of the  non-voting  preferred  stock  of two  real  estate  companies:
                                        Glenborough Corporation and Glenborough Hotel Group.

Average Base Rent                       Base rent charged to tenants.

Capital                                 Expenditures  Recurring,  non-revenue  producing  purchases  of  building  improvements  and equipment,  including Tenant  Improvements and Leasing  Commissions  unless otherwise noted.
                                        This caption does not include purchases of land, buildings,  and equipment that will produce revenue  for the  Company,  such as  property  acquisitions  and  construction  of  rentable structures.

Capitalized Leasing                     Commissions  incurred  for  obtaining  a lease  which  have been  capitalized  and are to be
                                        Commissions (CLC) amortized over the lease term.

CLC Committed                           Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.

CLC Spent                               The  portion of  committed,  capitalized  leasing  commissions  which have been spent by the
                                        Company.

Combined Total                          All properties owned in the current year.

Concessions                             Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.

Controlled Partnerships                 A group of partnerships  for which one of the Associated  Companies  provides some or all of the following services: asset management, property management, general partner services, and development services.

Debt Coverage Ratio                     EBIDA divided by the difference  between debt service and amortization of deferred financing fees.

Debt Service                            Interest expense plus principal reductions of debt, excluding repayments on lines of credit.


Dividend Payout Ratio                   The  percentage  of FFO or CAD  that  will be  paid  in  dividends  to the  shareholders  of
                                        Glenborough Realty Trust Incorporated.

Dividend Per Share                      The dividends paid for each share of Glenborough Realty Trust  Incorporated.  EBIDA Earnings
                                        before  interest,  depreciation  and  amortization.  Economic  Occupancy Base rental revenue collected divided by gross potential rent.

Effective Rents                         Annualized rents net of concessions.

FFO Multiplier                          Stock price per share divided by annualized FFO per share.

FFO Per Share                           FFO divided by the fully diluted weighted average shares outstanding during the period.

Cash Available For Distribution (CAD)   Cash Available for  Distribution  represents  Funds from  Operations  plus  amortization  of deferred  financing  fees, less reserves for leasing  commissions  and capital  expenditures
                                        (excluding property acquisitions).

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS

               TERM                                     DEFINITION
------------------------------------ ----------------------------------------------------------------------------------------------
Funds From Operations (FFO)             Funds from  Operations  means income (loss) from operations  before  minority  interests and non-recurring  items plus  depreciation  and amortization  (except  amortization of deferred financing  costs) and unrealized loss provisions plus an adjustment to reflect the Company's share of FFO of the Associated Companies.

Interest Coverage Ratio                 EBIDA  divided by the  difference  between  interest  on debt and  amortization  of deferred financing fees.

Leasing Production                      Information  related to lease  agreements  entered into during the period  including  square
                                        footage  leased,   rental  dollars  (specifically   defined  below),   concessions,   tenant
                                        improvements, and capitalized leasing commissions.

Net Operating Income (NOI)              Revenue less Operating Expenses.

Percent Debt to Total                   Total notes and mortgages  payable  divided by the sum of total notes and mortgages  payable
 MarketCapitalization                   plus the total market value of all shares and units outstanding at the date of calculation.

Percent Increase in Effective           Percentage  change in effective  base rents from renewal as compared to effective base rents
 Rents From Renewel                     as of the prior lease terms.


PhysicalOccupancy                       Total square feet (units) rented  divided by net rentable  square feet (units) as of the end of the quarter.

Renewal                                 Leases that have been renewed by current tenants.

Rental Dollars                          Total  annualized  revenues  to be  earned  per year  during  the term of the  lease  before
(Leasing Production)                    concessions, TIs and leasing commissions.

Same Property                           Properties  owned in the  current  year which were also owned  during the same period of the prior year. If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.

Tenant Improvements (TI)                A capital  expense used to improve the physical space occupied by an existing or new tenant.
                                        Tenant improvements are amortized over the term of the lease.

TI Committed                            Tenant improvements which have been committed as a part of entering into a lease agreement.

TI Spent                                The portion of committed tenant improvements which have been spent by the Company.

Total Market Capitalization             As of the date  calculated,  the sum of (a) the product  obtained by  multiplying  the total number of shares and units  outstanding by the price per share;  plus (b) the Company's Debt as set forth on the most recent financial statements.

Turnover Rate                           The  percentage  of  multifamily  units that  became  available  for rent  during the period reported.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                PORTFOLIO MANAGED BY THE ASSOCIATED COMPANIES (1)
                                December 31, 1997

------------------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                                     SQ. FEET         % OCC.
------------------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
   Grunow Medical Building                           Phoenix                    AZ                  47,516          68%
   One West Madison                                  Phoenix                    AZ                  25,000         100%
   Gateway Professional Center                       Sacramento                 CA                  50,556          96%
   Park Plaza                                        Sacramento                 CA                  67,688          89%
   Inland Regional Center                            San Bernardino             CA                  81,079         100%
   Lakeside Tower                                    San Bernardino             CA                 112,866          86%
   One Carnegie Plaza                                San Bernardino             CA                 102,637          85%
   One Parkside                                      San Bernardino             CA                  70,069          66%
   One Vanderbilt Way                                San Bernardino             CA                  73,809          75%
   Santa Fe                                          San Bernardino             CA                  36,288         100%
   Two Carnegie Plaza                                San Bernardino             CA                  68,925          81%
   Two Vanderbilt Way                                San Bernardino             CA                  69,050          93%
   Bristol Medical Center                            Santa Ana                  CA                  52,311          79%
   Montrose Office Park                              Rockville                  MD                 186,680          99%
   Poplar Towers                                     Memphis                    TN                 100,901          88%
   Bluemound Commerce Centre                         Brookfield                 WI                  48,196          77%
                                                                                                ----------         ----
     Total Office Square Footage/Average % Occupied                                              1,193,571          87%


OFFICE/FLEX PORTFOLIO
   Carnegie Business Ctr. I                          San Bernardino             CA                  62,605          69%
   Carnegie Business Ctr. II                         San Bernardino             CA                  50,804          74%
   Wakefield Engineering Bldg.                       Temecula                   CA                  44,200         100%
   NorthPark I, IV, V, & VII                         Charlotte                  NC                 319,960          89%
   The Commons at Great Valley                       Malvern                    PA                 200,000         100%
   Totem Valley Business Center                      Kirkland                   WA                 121,645         100%
                                                                                                   -------         ----
     Total Office/Flex Square Footage/Average % Occupied                                           799,214          92%


INDUSTRIAL PORTFOLIO
   San Sevaine Business Park                         Mira Loma                  CA                 172,057          89%
   Rancon Centre Ontario                             Ontario                    CA                 245,000         100%
   Black Satchel                                     Charlotte                  NC                 228,800         100%
                                                                                                   -------         ----
     Total Industrial Square Footage/Average % Occupied                                            645,857          97%




(1)  Operating results and leasing statistics for these properties are not included in the preceeding tables.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                PORTFOLIO MANAGED BY THE ASSOCIATED COMPANIES (1)
                                December 31, 1997

------------------------------------------------------------------------------------------------------------------------------------
 PROPERTY                                           LOCATION                                 SQ. FEET              % OCC.
------------------------------------------------------------------------------------------------------------------------------------
RETAIL PORTFOLIO
   Baseline Mercado                                  Mesa                       AZ             22,960                 68%
   Mountain View Plaza                               Mojave                     CA             57,456                 87%
   Weist Plaza                                       Riverside                  CA            145,778                 94%
   Circuit City                                      San Bernardino             CA             39,123                100%
   Holiday Spa Health Club                           San Bernardino             CA             25,000                100%
   Outback Steak House                               San Bernardino             CA              6,500                100%
   Promo Retail Center                               San Bernardino             CA             66,265                 97%
   Service Retail Center                             San Bernardino             CA             20,780                100%
   T.G.I. Friday's                                   San Bernardino             CA              9,386                100%
   Aztec Village Center                              San Diego                  CA             23,789                 46%
   Town & Country Center                             Arlington Heights          IL            323,591                 93%
   Glenlake Plaza                                    Indianapolis               IN             93,593                 84%
   Heritage Square                                   San Antonio                TX             75,528                 97%
                                                                                             --------                ----
     Total Retail Square Footage/Average % Occupied                                           909,749                 91%

HOTEL PORTFOLIO                                                                            # OF ROOMS            YTD OCC.
   Country Suites By Carlson                         Tempe                      AZ                139                 88%
   Condominium Resort Hotel                          Galveston                  TX                276                 71%
   Condominium Resort Hotel                          Port Aransas               TX                 86                 58%
                                                                                                  ---                 ---
     Total Hotel Rooms/YTD Occupancy                                                              501                 73%

MULTI-FAMILY PORTFOLIO                                                                     # OF UNITS              % OCC.
   Green Meadows                                     Davis                      CA                120                 82%
   Villa La Jolla                                    La Jolla                   CA                385                 99%
   La Jolla Canyon Apts.                             San Diego                  CA                157                 99%
   Pacific Bay Club                                  San Diego                  CA                159                 95%
   Shadowridge Woodbend                              Vista                      CA                240                 96%
   Georgetowne Apts.                                 Omaha                      NE                288                 94%
   Promontory Point                                  Henderson                  NV                180                 86%
                                                                                               ------                ----
     Total Multi-Family Units/Average % Occupied                                                1,529                 94%

LAND PORTFOLIO                                                                                  Acres
   Lake Elsinore Square (Retail)                     Lake Elsinore              CA              24.79
   Mountain View Plaza (Retail)                      Mojave                     CA               8.99
   Perris - 4th Avenue (Comm/Retail)                 Perris                     CA              17.67
   Perris - Ethanac Road (Comm/Retail)               Perris                     CA              23.76
   Perris - Nuevo Road (Comm/Retail)                 Perris                     CA              60.41
   Rancon Center Ontario (Industrial)                Ontario                    CA              41.02
   Rancon Towne Village (Retail)                     Temecula                   CA               2.63
   Tri-City Corporate Center (Off/Retail)            San Bernardino             CA              40.46
                                                                                               ------
     Total Land Acres                                                                          219.73

(1)Operating results and leasing statistics for these properties are not included in the preceeding tables.